UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.
Carlyle Secured Lending, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Carlyle Secured Lending, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
April 30, 2026
To Our Stockholders:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Meeting”) of Carlyle
Secured Lending, Inc. (“we,” “us,” “our,” or the “Company”), to be held virtually at
www.virtualshareholdermeeting.com/CGBD2026 on June 9, 2026, at 9:00 a.m. Eastern time.
The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet
Availability of Proxy Materials you received in the mail and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.
At the Meeting, you will be asked to consider and vote upon proposals: (i) to elect two director nominees and
(ii) to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders.
Our Board of Directors unanimously recommends that you vote “FOR” the election of the two director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.
It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of Carlyle
Secured Lending, Inc.

Sincerely,

/s/ Alex Chi
Alex Chi
Chief Executive Officer
New York, NY
April 30, 2026
Carlyle Secured Lending, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
Notice of the 2026 Annual Meeting of Stockholders
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Meeting”) of Carlyle
Secured Lending, Inc. (“we,” “us,” “our,” or the “Company”), will be held virtually at
www.virtualshareholdermeeting.com/CGBD2026 on June 9, 2026, at 9:00 a.m. Eastern time.
At the Meeting, holders of our common stock will be asked to consider and vote on the following proposals:
1.To elect Ms. Linda Pace and Mr. William H. Wright II, each to serve as a Class I director for a three-year term, in each case until her or his successor is duly elected and qualified or until her or his earlier death, resignation or removal.
2.To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.
Only stockholders of record at the close of business on April 7, 2026 are entitled to notice of and to vote at the
Meeting or at any postponement or adjournment thereof. We are furnishing the accompanying proxy statement and proxy card to stockholders on the internet, rather than mailing printed copies of those materials to each stockholder.
Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet
Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the
Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New
York, NY 10017 or you can call us by dialing 212-813-4900.
If you are unable to participate in the virtual Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Our Board of Directors unanimously recommends that you vote “FOR” the election of the two director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.
The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Joshua Lefkowitz
Joshua Lefkowitz
Secretary
New York, NY
April 30, 2026
The proxy statement, a form of proxy card and the Company’s 2025 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, you should follow the instructions provided by your institution or nominee to be able to participate in the Meeting. Please allow time to complete online check-in procedures prior to the start of the Meeting.
Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the
Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.

Carlyle Secured Lending, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
PROXY STATEMENT
FOR THE 2026
ANNUAL MEETING OF STOCKHOLDERS
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board” or the “Directors”) of Carlyle
Secured Lending, Inc., which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s 2026 Annual Meeting of Stockholders (the “Meeting”) to be held virtually at
www.virtualshareholdermeeting.com/CGBD2026 on June 9, 2026, at 9:00 a.m. Eastern time. Only holders of record of our common stock at the close of business on April 7, 2026 (the “Record Date”) will be entitled to notice of and to vote at the
Meeting. At the close of business on the Record Date, we had 70,125,943 shares of common stock outstanding and entitled to vote at the Meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide holders of our common stock (the “stockholders”) access to our proxy materials on the Internet, including the proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials
(the “Notice”) was distributed on or about April 30, 2026 to our stockholders of record as of the close of business on the
Record Date. Stockholders are able to: (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need your
16-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you are a stockholder of record and have not received a copy of the Notice, please contact us by mail sent to the attention of the
Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite
3400, New York, NY 10017, or you can call us by dialing 212-813-4900.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the
Company’s common stock represented by proxy will be voted (1) FOR the election of Ms. Linda Pace and Mr. William H.
Wright II, each of whom has been nominated by the Board, (2) FOR the ratification of the selection of Ernst & Young LLP
(“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and (3) in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
At the Meeting, holders of our common stock will be asked to consider and vote on the following proposals:
1.To elect Ms. Linda Pace and Mr. William H. Wright II, each to serve as our Class I directors for a three-year term, in each case until her or his successor is duly elected and qualified or until her or his earlier death, resignation or removal.
2.To ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending
December 31, 2026.
3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.
Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
The holders of a majority of all the votes entitled to be cast must be present in person or represented by proxy at the
Meeting in order to have a quorum. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.
Provided a quorum is present, Directors are elected by a plurality of the votes represented at the Meeting. Under plurality voting, a candidate receiving the highest number of votes will be elected, even if he or she receives a favorable vote of less than a majority of the Company’s outstanding shares. A proxy marked “withhold” with respect to a Director nominee will result in such Director nominee receiving one fewer “FOR” vote that would count towards a plurality. At the Meeting, an affirmative vote of a plurality of the total votes cast “for” or “against” by holders of our common stock is required to elect each of Ms. Linda Pace and Mr. William H. Wright II to the Board.
The affirmative vote of the majority of shares of our common stock represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.
For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes,
“abstain” votes and broker non-votes.
Adjournment of Meeting
In the event that a quorum is not achieved at the Meeting, either in person or represented by proxy, the chair of the
Meeting shall have the power to adjourn the Meeting without any future date designated for resumption or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.
The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment (that is, the adjourned meeting), notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Proxies for the Meeting
The named proxies for the Meeting are Joshua Lefkowitz and Nelson Joseph (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote a properly executed proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of EY as our independent registered public accounting firm for the fiscal year ending December
31, 2026 and to vote on any other matters properly presented at the Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of
Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2025 Form 10-K.
In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Broadridge Investor
Communication Solutions, Inc. (“Broadridge”) to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $140,000 plus reasonable out-of-pocket expenses.
Householding of Proxy Materials
Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as
“householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.
The Company’s amended and restated bylaws, as amended (the “Bylaws”), allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the
Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York,
NY 10017 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the
Meeting to the Company, Attention: Secretary, One Vanderbilt Avenue, Suite 3400, New York, NY 10017; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of our stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.

Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017. You can call us by dialing
212-813-4900. You can access our proxy materials online at www.proxyvote.com using the control number found on your
Notice or in the box at the right of your Proxy Card.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, certain non-executive officers of the Company, each executive officer of the
Company, the executive and certain non-executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 70,125,943 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors, Director Nominees, Executive Officers and Non-Executive Officers:
Interested Directors
Alex Chi(2)	9,000	*
Linda Pace(3)	57,436	*
Thomas M. Hennigan(4)	109,595	0.16%
Independent Directors
Nigel D.T. Andrews(5)	27,823	*
Leslie E. Bradford(6)	1,000	*
John G. Nestor(7)	23,154	*
William H. Wright II	—	—
Executive Officers Who Are Not Directors
Nelson Joseph(8)	1,500	*
Joshua Lefkowitz(9)	986	*
Michael Hadley(10)	18,277	*
All Directors, Director Nominees and Executive Officers as a Group (10 persons)	248,771	0.35%
Non-Executive Officers
Frank Taylor(11)	441	*
All Directors and Officers as a Group (11 persons)	249,212	0.36%

*	Represents less than one tenth of one percent.
(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of our common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group).
Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 9,000 shares of common stock directly owned by Mr. Chi.
(3)	Consists of 57,436 shares of common stock directly owned by Ms. Pace.
(4)
Consists of 101,325 shares of common stock directly owned by Mr. Hennigan and 8,270 shares held by his spouse. Mr. Hennigan disclaims beneficial ownership of the securities held by his spouse, except to the extent of his pecuniary interest therein.

(5)	Consists of 27,823 shares of common stock directly owned by Mr. Andrews.
(6)	Consists of 1,000 shares of common stock directly owned by Ms. Bradford.
(7)
Consists of 7,814 shares of common stock directly owned by Mr. Nestor and 15,340 shares of common stock held by trusts for which Mr. Nestor or his spouse serve as trustee. Mr. Nestor disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(8)	Consists of 1,500 shares of common stock directly owned by Mr. Joseph.
(9)	Consists of 985.5 shares of common stock directly owned by Mr. Lefkowitz.
(10)	Consists of 18,277 shares of common stock directly owned by Mr. Hadley.
(11)	Consists of 441 shares of common stock directly owned by Mr. Taylor.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of seven Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at this Meeting; the term of our second class of Directors will expire at the 2027 annual meeting of stockholders; and the term of our third class of Directors will expire at the 2028 annual meeting of stockholders.
Director Nominees
The Board has nominated each of Linda Pace and William H. Wright II, for election as Class I Directors of the
Company, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders to be held in
2029 or until her or his earlier death, resignation or removal. Ms. Pace currently serves as a Director of the Company. Ms.
Pace is an "interested person" of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
amended (the "1940 Act"), because she served as a Managing Director of The Carlyle Group, Inc. ("Carlyle"), an affiliate of the Company, until December 31, 2023. Mr. Wright currently also serves as a Director of the Company and is a member of the audit committee of our Board (the "Audit Committee"), the nominating and governance committee of our Board (the
"Nominating and Governance Committee") and the compensation committee of our Board (the "Compensation Committee").
The Board has determined that Mr. Wright is not an "interested person" of the Company, of Carlyle Global Credit Investment
Management L.L.C., our investment adviser (the "Adviser" or "CGCIM"), or of any of their respective affiliates as defined in
Section 2(a)(19) of the 1940 Act.
Each of Ms. Pace and Mr. Wright has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Ms. Pace or Mr. Wright becomes unable or unwilling to serve at the time of the
Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Ms. Pace or Mr. Wright will be unable or unwilling to serve.
At the Meeting, holders of our common stock will be asked to consider and vote on the election of Ms. Pace and Mr.
Wright.
The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
Set forth below are brief biographies of each of Ms. Pace and Mr. Wright and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director.
Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New
York, NY 10017.
Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the
Company.
Nominees for Election as Class I Directors

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Linda Pace	1962	Director, Chair of the Board (Interested)	2	2026	2019
William H. Wright II	1960	Director (Independent)	2	2026	2021

(1)
With respect to each of Ms. Pace and Mr. Wright, the portfolios in the “Fund Complex” are the Company and one affiliated fund, Carlyle
Credit Solutions, Inc. ("CARS"), a business development company ("BDC") that has the same investment adviser, CGCIM, and administrator, Carlyle Global Credit Administration L.L.C. (the "Administrator"), an affiliate of CGCIM, as the Company.

Linda Pace has served as Chair of our Board since December 31, 2019. Ms. Pace has also served as Chair of the board of directors of CARS since December 31, 2019. Ms. Pace was Chair of the board of trustees of Carlyle Secured Lending III
("CSL III") from June 2021 until its merger with and into the Company in March 2025. On December 31, 2022, Ms. Pace
stepped down as CEO and President of the Company and CARS, but continues to serve as the Company’s Board Chair. Until
December 31, 2023, Ms. Pace also served as a Managing Director of Carlyle and the Vice Chair of Carlyle Global Credit.
Previously, she was responsible for Carlyle’s Global Loans and Structured Credit Group. Prior to that role, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent ten years with BHF-Bank AG, where she was co-head of the bank’s
Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société
Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her MBA in Finance from New York University.
William H. Wright II has served on our Board since February 2021 and is a member of the Audit Committee,
Nominating and Governance Committee and Compensation Committee. Mr. Wright has also served as a member of the
Board of Directors and the Audit Committee of CARS since February 2021. Mr. Wright was a member of the board of trustees and audit committee of CSL III from June 2021 until its merger with and into the Company in March 2025. Mr.
Wright may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in
2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served as an independent board member of two SEC registered closed-end funds until 2016, and of a BDC from 2018 to 2020. He also served on the faculties of the Ray Garrett Jr. Corporate and Securities Law Institute at Northwestern Pritzker School of Law
and the Practising Law Institute. Mr. Wright is currently on the board of directors of Brookfield Real Assets Income Fund
Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund, and Brookfield Investment Funds. He is also a member of the board of directors of the New York City Ballet and a trustee of Mount Sinai Health System. In addition to serving on other boards, he is interested in innovative philanthropic initiatives. He received a B.A. from Yale University and an M.B.A.
from the Darden School of the University of Virginia. Mr. Wright’s extensive experience in executive leadership, investment banking and corporate finance as well as his numerous board and advisory positions provides the Board with valuable insights.
Incumbent Class II Directors: Term Expiring 2027

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Thomas M. Hennigan	1976	Director (Interested), President, Chief Financial Officer and Chief Risk Officer	2	2027	2025
Nigel D.T. Andrews	1947	Director (Independent)	2	2027	2012
Alex Chi	1973	Director, (Interested), Chief Executive Officer	2	2027	2026

(1)	With respect to each of Messrs. Hennigan, Andrews and Chi, the portfolios in the “Fund Complex” are the Company and CARS.
Thomas M. Hennigan has served on our Board since April 2025. Mr. Hennigan has also served on the board of directors of CARS since April 2025. He was appointed as our President in February 2026, Chief Financial Officer in March
2018 and our Chief Risk Officer in 2016. Mr. Hennigan currently serves as the President, Chief Financial Officer and Chief
Risk Officer of CARS. He also serves as Chief Operating Officer and Chief Risk Officer of Direct Lending. Mr. Hennigan
was the Chief Financial Officer and Chief Risk Officer of CSL III from June 2021 until its merger with and into the Company in March 2025. Mr. Hennigan is a Partner of Carlyle. Prior to the completion of the merger of NF Investment Corp. (:NFIC")
into the Company (the "NFIC Acquisition") in June 2017, Mr. Hennigan served as the Chief Risk Officer of NFIC. Mr.
Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a Senior Vice President

and Head of Underwriting and Portfolio Management for Churchill Financial LLC, which he joined in 2006. In this role, Mr.
Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process. Mr. Hennigan joined Churchill Financial from GE
Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan
began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications. Mr. Hennigan’s broad industry experience, leadership and intimate knowledge of the business and operations of the Company provide the Board with valuable insight.
Nigel D.T. Andrews has served on our Board since 2012 and is the Chairman of the Audit Committee and the
Compensation Committee and a member of the Nominating and Governance Committee. Mr. Andrews has also served as a member of the Board of Directors of CARS since April 2017, and is the Chair of the Audit Committee of CARS. Mr.
Andrews was a member of the board of trustees and audit committee of CSL III from June 2021 until its merger with and into the Company in March 2025. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates.
Mr. Andrews previously served as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chair of Old Mutual Asset Management, where he served from 2002 to
2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group,
Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric
Company (“GE”), including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and
General Manager of GE Plastics-Americas. During Mr. Andrews’ thirteen-year career with GE, he also served as a Vice
President for Corporate Business Development and Strategy reporting to the chair of the board. Prior to joining GE, Mr.
Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International
Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides the Board with valuable insights and knowledge that will enhance the Company’s ability to achieve its investment objectives.
Alex Chi has served on our Board and as the Chief Executive Officer since February 2026. Mr. Chi has also served as a member of the board of directors and as the Chief Executive Officer of CARS since February 2026. Mr. Chi is the Deputy
Chief Investment Officer for Global Credit and the Head of U.S. Direct Lending at Carlyle. Mr. Chi serves on the Global
Credit Investment Committee and is a member of the firm’s Leadership Committee. Mr. Chi joined Carlyle in 2026. Prior to joining Carlyle, he was a Partner at Goldman Sachs, where he spent 31 years and most recently served as Co-Head of
Americas Direct Lending within Goldman Sachs Asset Management. He also served as Co-Chief Executive Officer and Co-
President of Goldman Sachs’ affiliated Business Development Companies and was a member of the Asset & Wealth
Management Private Credit Investment Committee. Earlier in his career, Mr. Chi spent 25 years in the investment banking division at Goldman Sachs in a variety of leadership roles across the Financial and Strategic Investors Group, Leveraged
Finance, Mergers & Acquisitions, Corporate Finance, Fixed Income Capital Markets, and Information Technology in New
York, Hong Kong, and Seoul. He also served on the firm’s Global Diversity & Inclusion Council and was global head of the
Asian Network, which he co-founded. Mr. Chi currently serves on the National Advisory Council of the Association of Asian
American Investment Managers (AAAIM), the Board of Directors of the JED Foundation, and the National Advisory Board
of the Smithsonian Asian Pacific American Center. He also previously served three terms on the Board of Directors of the
Korean American Community Foundation (KACF). Mr. Chi’s broad industry experience, leadership and intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform provide the Board with valuable insight.

Incumbent Class III Directors: Term Expiring 2028

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Directors(1)	Expiration of Term	Director Since
Leslie E. Bradford	1955	Director (Independent)	2	2028	2017
John G. Nestor	1945	Director (Independent)	2	2028	2017

(1) With respect to each of Ms. Bradford and Mr. Nestor, the portfolios in the "Fund Complex" are the Company and CARS.
Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee,
Nominating and Governance Committee and Compensation Committee. Ms. Bradford has also served as a member of the
Board of Directors and the Audit Committee of CARS since October 2017. Ms. Bradford was a member of the board of trustees and audit committee of CSL III from June 2021 until its merger with and into the Company in March 2025. Ms.
Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the
Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a twenty five plus year career. Prior to joining Morgan
Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms.
Bradford has also served on the boards and committees of various organizations, including as a former trustee of the
American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund
Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an M.B.A. in
Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on the Board.
John G. Nestor has served on our Board since 2013, and is the Chairman of the Nominating and Governance
Committee and is a member of the Audit Committee and Compensation Committee. Mr. Nestor has also served as a member of the Board of Directors and the Audit Committee of CARS since April 2017. Mr. Nestor was a member of the board of trustees and audit committee of CSL III from June 2021 until its merger with and into the Company in March 2025. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with
Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March
1986 and has held various positions at the private investment firm over the years, including Chief Executive Officer and
Managing Partner. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for sixteen years for Continental Illinois
Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977, Mr. Nestor was transferred to
Philadelphia where he was involved in commercial lending and, in 1979, he moved to Cleveland to manage Continental’s
Cleveland Office. Mr. Nestor is the former chair of the board of directors of SmartSource Computer and Audio Visual
Rentals, and formerly served as a member of the board of directors of Form Tech Concrete Forms and a member of the board of advisors of The Gates Group. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation. Mr. Nestor is the
former chair of the board of trustees of the Cleveland Foodbank, The Diversity Center and Deaconess Community
Foundation. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide the Board valuable insights.

Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director and each Director nominee as of the Record Date.

	Dollar Range of our Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Equity Securities Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Alex Chi	Over $100,000	Over $100,000
Linda Pace	Over $100,000	Over $100,000
Thomas Hennigan	Over $100,000	Over $100,000
Independent Directors
Nigel D.T. Andrews	Over $100,000	Over $100,000
Leslie E. Bradford	$10,001—$50,000	$10,001—$50,000
John G. Nestor	Over $100,000	Over $100,000
William H. Wright II	None	None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares of common stock that were beneficially owned as of the Record Date, multiplied by the
Company’s NAV per share as of December 31, 2025. The dollar range of equity securities of CARS was determined using the number of shares that were beneficially owned as of the Record Date, multiplied by CARS’s NAV per share as of December 31, 2025.

(3)	The term “Fund Complex” refers to the Company and CARS. Each of the Company’s Directors oversees all the funds in the Fund Complex.
Information Regarding Officers Who Are Not Directors

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Nelson Joseph	1979	Principal Accounting Officer	2	2023
Joshua Lefkowitz	1974	Chief Compliance Officer and Secretary	2	2021
Michael Hadley	1975	Vice President and Head of Underwriting	2	2022
Alexander Popov	1975	Vice President and Head of Credit Opportunities	2	2022
Frank Taylor	1992	Treasurer	2	2026

(1)	The term “Fund Complex” refers to both the Company and CARS. Each of the Company’s executive officers who are not Directors oversees all the funds in the Fund Complex.
Nelson Joseph was appointed as our Principal Accounting Officer in March 2023 and is our Principal Accounting
Officer for SEC reporting purposes. Mr. Joseph currently serves as the Principal Accounting Officer of CARS. Mr. Joseph
was the Principal Accounting Officer of CSL III from March 2023 and its Treasurer from February 2024 until its merger with and into the Company in March 2025. Mr. Joseph may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Joseph is a Principal of Carlyle.
Prior to joining Carlyle, Mr. Joseph was a Finance Director at Apollo Global Management (“Apollo”), where he focused on the financial operations of the traded and non-traded Business Development Companies managed by affiliates of Apollo.
Prior to Apollo, he was a Manager in PricewaterhouseCoopers LLP’s Wealth and Asset Management Practice working on business development companies, hedge funds and private equity funds. Mr. Joseph has extensive experience in the asset management industry covering accounting, financial reporting, valuation, tax, regulatory reporting and treasury activities. Mr.
Joseph received his BS in Business Management - Accounting from Binghamton University and is a Certified Public
Accountant.
Joshua Lefkowitz was appointed as our Chief Compliance Officer and Secretary in November 2021. Mr. Lefkowitz
currently serves as the Chief Compliance Officer and Secretary of CARS. Mr. Lefkowitz was the Chief Compliance Officer
and Secretary of CSL III from November 2021 until its merger with and into the Company in March 2025. Mr. Lefkowitz is a

Managing Director of Carlyle. Mr. Lefkowitz may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in April 2018,
Mr. Lefkowitz was a Principal at Ares and previously worked at American Capital, Ltd., until it was acquired by Ares. Mr.
Lefkowitz began his legal career as an associate at the law firms of Mayer Brown and Stroock & Stroock & Lavan.
Michael Hadley was appointed as our Vice President and Head of Underwriting in April 2022 and has served as our
Chief Investment Officer since September 2022. Mr. Hadley currently serves as the Chief Investment Officer, Vice President and Head of Underwriting of CARS. Mr. Hadley was a Vice President and Head of Underwriting of CSL III from April 2022 and its Chief Investment Officer from October 2022 until its merger with and into the Company in March 2025. Mr. Hadley is the Chief Investment Officer and Head of Underwriting for the Carlyle Direct Lending business. Previously, he focused on investment opportunities in the automotive and transportation, industrial, metals and mining and paper and forest products sectors. Prior to joining Carlyle, Mr. Hadley was an Analyst at Katonah Debt Advisors where he focused on leveraged loan and high yield investments across multiple sectors. Mr. Hadley started his career at The Chase Manhattan Bank, where he worked as an investment banker in both the Structured Credit Products and Global Chemicals groups. Mr. Hadley received his undergraduate degree from Florida A&M University.
Alex Popov was appointed as our Vice President and Head of Private Credit in April 2022. Mr. Popov currently serves as the Vice President and Head of Credit Opportunities of CARS. Mr. Popov was a Vice President and Head of Private Credit
of CSL III from April 2022 until its merger with and into the Company in March 2025. Mr. Popov also serves as Head of
Credit Opportunities of Carlyle. Mr. Popov is a Partner of Carlyle. Prior to joining Carlyle, Mr. Popov was a Managing
Director at HPS Investment Partners (formerly Highbridge Principal Strategies) where he led investments in the U.S. for HPS
Mezzanine Funds and was a member of the investment committee for HPS Mezzanine Fund III and HPS Investment
Partners’ firm-wide Credit Committee. Mr. Popov founded and led HPS Investment Partners’ real estate credit platform.
Before joining HPS Investment Partners, Mr. Popov worked at Oaktree Capital Management, focusing on credit investments across sectors. Earlier in his career, he worked at American Capital Strategies and Donaldson, Lufkin & Jenrette. Mr. Popov
received his undergraduate degree from Cornell University and his MBA from NYU Stern School of Business.
Frank Taylor was appointed as our Treasurer in February 2026 and currently serves as the Treasurer of CARS. Mr.
Taylor may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Taylor is a Vice President of Carlyle. Prior to joining Carlyle in 2021, Mr.
Taylor was an Audit Manager at Deloitte for seven years in the investment management practice focusing on SEC registered entities and credit, private equity and real estate funds. Mr. Taylor received his BS in Accounting from Providence College and is a Certified Public Accountant.
CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of seven members. Pursuant to our Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the Meeting; the term of our Class II Directors will expire at the 2027 annual meeting of stockholders; and the term of our Class III Directors will expire at the 2028 annual meeting of stockholders.
Ms. Pace and Mr. Wright serve as Class I Directors (with a term expiring at the Meeting). Messrs. Chi, Hennigan and
Andrews serve as Class II Directors (with a term expiring in 2027). Ms. Bradford and Mr. Nestor serve as Class III Directors
(with a term expiring in 2028). Any Class I Directors elected at this Meeting will have a term expiring in 2029.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19)
of the 1940 Act. In addition, The NASDAQ Global Select Market (“NASDAQ”) rules require listed companies, such as the
Company, to have a board of directors comprised of at least a majority of independent directors under its standards. We refer to directors who are (i) not “interested persons” as described above and (ii) independent under the rules of NASDAQ as our
“Independent Directors.”
Consistent with these considerations, after review of all relevant transactions and relationships between each Director and Director nominee, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Bradford and Messrs. Andrews, Nestor, and Wright qualifies as an
Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule
10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Ms. Pace and Messrs. Chi and Hennigan is considered an “interested person” (as defined in the 1940 Act) of the Company because of his or her respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an
“Interested Director”).
Meetings and Attendance
Our Board met seven times during the year ended December 31, 2025, including four regular quarterly board meetings and three special meeting, and acted on various occasions by written consent. No Director that served during 2025 attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance
All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company encourages, but does not require, the members of the Board to attend the Company’s annual meeting of its stockholders. No Director attended our 2025 annual meeting of stockholders.
Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our Bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.
Presently, Ms. Pace serves as Chair of our Board. Ms. Pace is an Interested Director. We believe that Ms. Pace’s extensive knowledge of the financial services industry and capital markets in particular qualifies her to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Ms. Pace’s relationship with our
Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the retention by the Independent Directors of independent counsel, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of
Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the
Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit
Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and
The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our
Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent
Directors at least four times each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least
70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Incentive Compensation Recoupment Policy
Our Board has adopted an incentive compensation recoupment policy, or “clawback” policy, that complies with
NASDAQ's new clawback rules promulgated under Section 10D of the Exchange Act and the rules promulgated thereunder, which applies to our executive officers (as defined in applicable SEC rules). The policy requires the Company to recover from covered executive officers the amount of erroneously awarded incentive compensation resulting from an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. The policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to a covered officer during the last completed three fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement.
Communications with Directors
Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chair of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Joshua Lefkowitz,
Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-
Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief
Financial Officer. The SOX Code of Ethics is available free of charge on our website (http://
www.carlylesecuredlending.com).
Committees of the Board of Directors
Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance
Committee, and may establish additional committees in the future. In connection with the consideration and evaluation of the merger of CSL III with and into the Company, the Board established a special committee (the “Special Committee”)
comprised of Ms. Bradford and Mr. Andrews.
Audit Committee
The Audit Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr.
Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Nestor and Wright and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements including communicating with the independent registered public accounting firm on critical audit matters expected to be described in the independent registered public accounting firm’s report, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held ten meetings during the year ended December 31, 2025.
The Audit Committee’s charter is available on our website at: www.carlylesecuredlending.com.
Nominating and Governance Committee
The Nominating and Governance Committee is currently composed of Messrs. Andrews, Nestor, Wright and Ms.
Bradford, each of whom is an Independent Director and is independent for purposes of NASDAQ. Mr. Nestor serves as
Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for (i)
developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the Board nominees to fill vacancies on the Board or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (v) overseeing the evaluation of the Board
(including its leadership structure) and its committees.
The Nominating and Governance Committee held one meeting during the year ended December 31, 2025.
The Nominating and Governance Committee’s charter is available on our website at: www.carlylesecuredlending.com.
The Nominating and Governance Committee considers nominees properly recommended by stockholders in compliance with the procedures set forth in our Bylaws. Our Bylaws provide with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the Bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws.
With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only pursuant to our notice of the meeting and (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the Bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
Compensation Committee
The Compensation Committee is currently composed of Messrs. Andrews, Nestor, and Wright and Ms. Bradford, each of whom is independent for purposes of the 1940 Act and is independent for purposes of NASDAQ. Mr. Andrews serves as chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determining, any compensation paid directly, if any, by us to our executive officers. The Compensation
Committee is also charged with assisting the Board with all matters related to compensation, as directed by the Board. None of our executive officers are directly compensated by us and, as a result, the Compensation Committee does not produce and/
or review and report on executive compensation practices.
The Compensation Committee held one meeting during the year ended December 31, 2025.
The Compensation Committee’s charter is available on our website at: www.carlylesecuredlending.com.
Special Committee
In 2024, the Board established the Special Committee, consisting solely of Independent Directors, to consider and evaluate the merger of CSL III with and into CSL, which was completed in 2025. During 2025, the Special Committee did not hold any meetings. The Special Committee is no longer active. In the future, the Board of Directors, in its discretion, may establish additional committees as it deems necessary or appropriate.
Director Nominations
Nomination for election as a Director may be made by the Nominating and Governance Committee or by stockholders in compliance with the procedures set forth in our Bylaws.
The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who, among other things:
•have public or private sector stature sufficient to instill confidence;
•have high personal and professional integrity;
•have good business sense;
•have sufficient time available to devote to our affairs;
•are able to commit the necessary time to prepare for and attend meetings;
•are not financially dependent on board retainer and meeting fees;
•have a general understanding of financial issues, investing, financial markets and technology;
•have an understanding of credit markets and fixed income markets;
•have a familiarity with the securities industry;
•have a general understanding of balance sheets and operating statements;
•have first-hand knowledge of investing;
•have experience working in a highly regulated and complex legal framework;
•have a demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship;
•have strong communication skills;
•have the desire to be critical, but not confrontational;
•have a demonstrated ability to contribute to Board and committee process;
•have the ability to consider diverse issues and make timely, well-informed decisions; and
•have the ability to be qualified as an “Audit Committee Financial Expert” (desired but not required).

The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. However, in determining whether to recommend a Director nominee, the
Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The
Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.
The Nominating and Governance Committee selects and evaluates any candidates for Independent Directors or
Interested Directors in accordance with the criteria set forth above. The Nominating and Governance Committee is then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing
Board members to the Nominating and Governance Committee; however, as noted above, the Nominating and Governance
Committee will consider nominees properly recommended by stockholders, and will evaluate any such recommendations using the criteria set forth above.
Rule 17j-1 Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and our Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restrict certain transactions and apply to, among others, our Chief Executive Officer and Chief Financial Officer. The Rule 17j-1
Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by us. Requests for a copy of these codes of ethics may be made in writing addressed to the Secretary of the Company,
Joshua Lefkowitz, Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Involvement in Certain Legal Proceedings
The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Trading in the Company’s Securities
Under the insider trading policy adopted by the Company, executive officers and directors of the Company and any directors, officers or employees of Carlyle are prohibited from engaging in trading activity in relation to the publicly traded securities of the Company that is not consistent with long-term investment. Accordingly, such persons may not engage in activity of the type that is designed to profit from trading (as opposed to investing) activity or that is designed to profit from or hedge against decreases in the value of the Company’s securities. Examples of inappropriate trading activity include any trading activity designed to profit from fluctuations in the price of these securities, such as “day trading” and arbitrage trading, short sales, buying securities on margin (unless arrangements are made to cover any margin calls in cash) and the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of the securities.
Compensation and Insider Participation
Compensation of Independent Directors
Each Independent Director received the following amounts for serving as a Director of the Company: (i) a $90,000 annual fee; (ii) for a meeting of our Board, $2,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $950 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $1,250 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $650 for each such committee meeting attended telephonically; and (iv) an annual fee of $16,000 for the Chairman of our Audit Committee.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent
Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent
Directors during the fiscal year ended December 31, 2025:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$161,480	$161,480	$271,075
Leslie E. Bradford, Director	$141,880	$141,880	$238,200
John G. Nestor, Director	$141,880	$141,880	$238,200
William H Wright II, Director	$141,880	$141,880	$238,200
Linda Pace, Director(2)	$141,880	$141,880	$238,200
(1) Messrs. Andrews, Nestor and Wright and Ms.Bradford serve on the board of directors of CARS and, until March 27, 2025, served on the board of trustees of CSL III. The Company, CARS and CSL III are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company, CARS and CSL III for services rendered during the fiscal year ended December 31, 2025.
(2) Ms. Pace served as a Managing Director at Carlyle until December 31, 2023. She continues to be treated as an Interested Director due to her prior association with Carlyle, but began receiving compensation for her service as Director beginning on January 1, 2024.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser, and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our
executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the
Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.
None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and
Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have also agreed to reimburse the Administrator for our allocable portion of the compensation of any personnel that they provide for our use.
No compensation is paid by the Company to Directors who are Interested Directors other than Ms. Pace, who retired from Carlyle on December 31, 2023.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On April 3, 2013, the Board, including a majority of the Independent Directors, approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Company and the Adviser in accordance with, and on the basis of an evaluation satisfactory to such Directors as required by, Section 15(c) of the 1940 Act. The Original
Investment Advisory Agreement was amended on September 15, 2017 and August 6, 2018 after receipt of requisite Board and stockholders’ approvals, as applicable (as amended, the “Investment Advisory Agreement”). Unless terminated earlier,

the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent
Directors. On April 29, 2025, the Board, including a majority of the Independent Directors, approved at an in-person meeting the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average value of the gross assets at the end of the two most recently completed fiscal quarters; provided, however, the base management fee is calculated at an annual rate of 1.00% of the average value of the gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the Company’s NAV at the end of the two most recently completed calendar quarters. The base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter was pro-rated. The Company’s gross assets exclude any cash and cash equivalents and include assets acquired through the incurrence of debt. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-
equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, has been compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a
“catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable. Pursuant to the Investment Advisory Agreement, the
Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28%
annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter
(7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee investment income thereafter is allocated to the Adviser.
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.
On February 20, 2025, the Investment Advisory Agreement was amended after approval of the Board of Directors, including a majority of the Independent Directors, on February 18, 2025. The calculations for both net investment income incentive fee and the capital gains were amended to exclude any accretion of purchase discounts resulting from acquisition-
related accounting adjustments, to the extent their inclusion would increase incentive fees.
For the year ended December 31, 2025, base management fees were $34,644,000, incentive fees related to pre-
incentive fee net investment income were $21,076,000 and there were no incentive fees related to realized capital gains. For the year ended December 31, 2025, there were no accrued or realized capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation). The accrual for any capital gains incentive fee under accounting principles generally accepted in the United States (“U.S. GAAP”) in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
As of December 31, 2025, $14,360,000 was included in base management and incentive fees payable in the
Consolidated Statements of Assets and Liabilities included in the Annual Report.
On April 3, 2013, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the
Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.
Administration Agreement
On April 3, 2013, the Company’s Board of Directors approved the Administration Agreement. Pursuant to the
Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the
Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief
Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the
Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.
Unless terminated earlier, the Administration Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors.
On April 29, 2025, the Board, including a majority of the Independent Directors, approved the continuance of the
Administration Agreement for a one-year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
For the year ended December 31, 2025, the Company incurred $1,841,000 in fees under the Administration Agreement, which were included in administrative service fees in the Consolidated Statements of Operations included in the Annual
Report. As of December 31, 2025, $1,261,000 was unpaid and included in administrative service fees payable in the
Consolidated Statements of Assets and Liabilities included in the Annual Report.
Sub-Administration Agreements
On April 3, 2013, the Administrator entered into a sub-administration agreement with Carlyle Employee Co. Pursuant to this agreement, Carlyle Employee Co. provides the Administrator with access to personnel.
On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust
Company (as amended, the “State Street Sub-Administration Agreement”). Unless terminated earlier, the State Street Sub-
Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors. On April 29, 2025, the Company’s

Board, including a majority of the Independent Directors, approved the continuance of the State Street Sub-Administration
Agreement for a one-year period. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’
written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board or by either party to the State Street Sub-Administration Agreement.
For the year ended December 31, 2025, fees incurred in connection with the State Street Sub-Administration
Agreement, which amounted to $782,000, were included in other general and administrative expenses in the Consolidated
Statements of Operations included in the Annual Report. As of December 31, 2025, $333,000 was unpaid and included in other accrued expenses and liabilities in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
License Agreement
The Company has entered into a royalty free license agreement with CIM, which wholly owns our Adviser and is a wholly owned subsidiary of Carlyle, pursuant to which CIM has granted the Company a non-exclusive, revocable and non-
transferable license to use the name and mark “Carlyle.”
Co-Investment Opportunities
In certain circumstances, we and other affiliates managed by our Adviser can make negotiated co-investments pursuant to an exemptive order from the SEC permitting us to do so (the "Exemptive Relief"). On February 18, 2026, the SEC granted the Exemptive Relief to the Company, the Adviser and certain other affiliated applicants. The Exemptive Relief permits us and certain present and future funds advised by the Adviser and certain other present and future investment advisers controlling, controlled by or under common control with the Adviser to co-invest in suitable negotiated investments. Co-
investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief. In addition to co-investing pursuant to our Exemptive Relief, we may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, the Adviser's allocation procedures and Carlyle's other allocation policies and procedures, where applicable.
Review, Approval or Ratification of Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions.
Our Board will review these procedures on an annual basis.
From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.
Address of Our Adviser and Administrator
The principal executive offices of our Adviser, Carlyle Global Credit Investment Management L.L.C., and our
Administrator, Carlyle Global Credit Administration L.L.C., are at One Vanderbilt Avenue, Suite 3400, New York, NY
10017.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed by such persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2025, except with respect to (i) acquisition of shares by Messrs. Hadley, Hennigan, Jenkins, Ms.
Pace and Mr. Plouffe, who served as a Director and as the Company's President and Chief Executive Officer in 2025, as a
result of CSL III's merger with and into the Company on March 27, 2025, which were reported on April 1, 2025; and (ii) Mr.
Nestor's disposition on November 14, 2025, which was reported on December 1, 2025.
Required Vote
Provided that a quorum is present, each of Ms. Linda Pace and Mr. William H. Wright II shall be elected by a plurality of all the votes cast at the Meeting virtually or by proxy. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF
LINDA PACE AND WILLIAM H. WRIGHT II

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the
Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2025 and 2024.

Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2025	$1,288,500	$33,096	$21,000	—
2024	$1,073,020	$33,152	$20,000	—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s Adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the
Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2025 and 2024, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report
As part of its oversight of the Company’s financial statements, on February 18, 2026, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit
Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United
States) (the “PCAOB”).
The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the
Chairman of the Audit Committee, Nigel D.T. Andrews, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by
EY to management.
The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the
Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit
Committee’s policies restricting EY from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the
Company’s financial statements as of and for the year ended December 31, 2025 be included in the 2025 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.
Audit Committee Members:
Nigel D.T. Andrews, Chairman
John G. Nestor
Leslie E. Bradford
William H. Wright II
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2027 ANNUAL MEETING OF
STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December
31, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Joshua Lefkowitz, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2026 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than December 1, 2026 and no later than 5:00 p.m.,
Eastern Time, on December 31, 2026; provided, however, that in the event that the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2027 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
A copy of our Annual Report, which consists of our 2025 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at www.proxyvote.com. If a printed copy of the Proxy Statement is requested, the
Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE
OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR
VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE
UNITED STATES.

By Order of the Board of Directors,

/s/ Joshua Lefkowitz
Joshua Lefkowitz
Secretary

CARLYLE SECURED LENDING, INC.
PRIVACY NOTICE
As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information. For residents of the European Economic Area (“EEA”), please also refer to the EEA Investor Privacy Notice, which is available for your review on our website at https://www.carlylesecuredlending.com/EEA_Investor_Privacy_Notice.
We are committed to maintaining the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’
needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys.
We collect non-public information about you from the following sources:
•Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and
•Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.
We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public personal information that we collect about you will generally be stored on secured servers located in the United
States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Please be assured that we are committed to protecting the privacy of non-public information about you.
Sincerely,
Carlyle Secured Lending, Inc.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CGBD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91800-P50363

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARLYLE SECURED LENDING, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors - To elect two Class I directors, to serve for a three-year term, until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominees:	For	Withhold
1a. Linda Pace (Class I Nominee)	☐	☐
1b. William H. Wright II (Class I Nominee)	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on June 9, 2026:
The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER.

PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

V91801-P50363

Carlyle Secured Lending, Inc.
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2026

The undersigned stockholder of Carlyle Secured Lending, Inc. (the "Company") acknowledges receipt of the Notice of the 2026 Annual Meeting of Stockholders of the Company, the Proxy Statement and Annual Report on Form 10-K for the year ended in December 31, 2025, and hereby appoints Joshua Lefkowitz and Nelson Joseph, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CGBD2026 on June 9, 2026, at 9:00 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2026 Annual Meeting of Stockholders or at any postponement(s) and adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.

Continued and to be signed on reverse side